Exhibit 99.77Q3-2


Registrant Name:  American Century Government Income Trust

File Number 811-3

Registrant CIK Number:  0000773674


Item 15

     Because the electronic format for filing Form N-SAR does not provide appropriate space for responding to Item 15, information on custodian and subcustodian arrangements for each Series of the Trust is set forth below.

        Custodian:                           Sub-Custodian:
        J.P. Morgan Chase & Company         See Attachment A


                           Attachment A

a.       Foreign Subcustodians:

Country                                     Foreign Subcustodian

------------------------- ---------------------------------- ----------------
 Argentina                                                    JPMorgan
                                                              Chase Bank,
                                                              Buenos Aires
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Australia                                                    Australia and
                                                              New Zealand
                                                              Banking Group
                                                              Ltd., Melbourne
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Austria                                                      J.P. Morgan
                                                              AG, Frankfurt
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Bahrain                                                      National
                                                              Bank of
                                                              Bahrain,
                                                              Manama
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Bangladesh                                                   Standard
                                                              Chartered
                                                              Bank, Dhaka
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Belgium                                                      J.P. Morgan
                                                              AG, Frankfurt
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Bermuda                                                      The Bank of
                                                              Bermuda
                                                              Limited,
                                                              Hamilton
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Botswana                                                     Barclays
                                                              Bank of
                                                              Botswana
                                                              Limited,
                                                              Gaborone
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Brazil                                                       Citibank,
                                                              N.A., Sao
                                                              Paulo
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Bulgaria                                                     ING Bank
                                                              N.V., Sofia
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Canada                                                       Royal Bank
                                                              of Canada,
                                                              Toronto
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
                                                              Royal Bank
                                                              of Canada,
                                                              Toronto
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Chile                                                        Citibank,
                                                              N.A.,
                                                              Santiago
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 China (Shanghai)                                             Citibank,
                                                              N.A., New
                                                              York
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 China (Shenzhen)                                             JPMorgan
                                                              Chase Bank,
                                                              Hong Kong
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Colombia                                                     Cititrust
                                                              Colombia
                                                              S.A.
                                                              Sociedad
                                                              Fiduciaria,
                                                              Bogota
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Croatia                                                      Privredna
                                                              banka Zagreb
                                                              d.d., Zagreb
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Cyprus                                                       The Cyprus
                                                              Popular Bank
                                                              Ltd., Nicosia
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Czech Republic
                                                              Ceskoslovenska
                                                              obchodni
                                                              banka, a.s.,
                                                              Prague
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Denmark                                                      Nordea Bank
                                                              Danmark A/S,
                                                              Copenhagen
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Ecuador                                                      Citibank,
                                                              N.A., Quito
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Egypt                                                        Citibank,
                                                              N.A., Cairo
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Estonia                                                      Esti
                                                              Uhispank,
                                                              Tallinn
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Finland                                                      J.P. Morgan
                                                              AG, Frankfurt
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 France                                                       J.P. Morgan
                                                              AG, Frankfurt
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
                                                              J.P. Morgan
                                                              AG, Frankfurt
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Germany                                                      J.P. Morgan
                                                              AG, Frankfurt
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Ghana                                                        Barclays
                                                              Bank of
                                                              Ghana
                                                              Limited,
                                                              Accra
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Greece                                                       J.P. Morgan
                                                              AG, Frankfurt
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Hong Kong                                                    JPMorgan
                                                              Chase Bank,
                                                              Hong Kong
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Hungary                                                      ING Bank
                                                              Rt., Budapest
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Iceland
                                                              Islandsbanki-FBA,
                                                              Reykjavik
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 India                                                        The Hongkong
                                                              and Shanghai
                                                              Banking
                                                              Corporation
                                                              Limited,
                                                              Mumbai
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
                                                              Standard
                                                              Chartered
                                                              Bank, Mumbai
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Indonesia                                                    The Hongkong
                                                              and Shanghai
                                                              Banking
                                                              Corporation
                                                              Limited,
                                                              Jakarta
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Ireland                                                      J.P. Morgan
                                                              AG, Frankfurt
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Israel                                                       Bank Leumi
                                                              le-Israel
                                                              B.M., Tel
                                                              Aviv
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Italy                                                        J.P. Morgan
                                                              AG, Frankfurt
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Ivory Coast                                                  Societe
                                                              Generale,
                                                              Paris
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Jamaica                                                      CIBC Trust
                                                              and Merchant
                                                              Bank Jamaica
                                                              Limited,
                                                              Kingston
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Japan                                                        JPMorgan
                                                              Chase Bank,
                                                              Tokyo
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
                                                              JPMorgan
                                                              Chase Bank,
                                                              Tokyo
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Jordan                                                       Arab Bank
                                                              Plc, Amman
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Kazakhstan                                                   ABN AMRO
                                                              Bank
                                                              Kazakhstan,
                                                              Almaty
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Kenya                                                        Barclays
                                                              Bank of
                                                              Kenya
                                                              Limited,
                                                              Nairobi
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Latvia                                                       Hansabanka,
                                                              Riga
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Lebanon
                                                              JPMorganChase
                                                              Bank, New
                                                              York
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Lithuania                                                    Vilniaus
                                                              Bankas AB,
                                                              Vilnius
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Luxembourg                                                   J.P. Morgan
                                                              AG, Frankfurt
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Malaysia                                                     HSBC Bank
                                                              Malaysia
                                                              Berhad,
                                                              Kuala Lumpur
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Mauritius                                                    The Hongkong
                                                              and Shanghai
                                                              Banking
                                                              Corporation
                                                              Limited,
                                                              Port Louis
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Mexico                                                       Banco J.P.
                                                              Morgan,
                                                              S.A.,
                                                              Mexico, D.F.
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
                                                              Banco
                                                              Nacional de
                                                              Mexico,
                                                              S.A.,
                                                              Mexico, D.F.
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Morocco                                                      Banque
                                                              Commerciale
                                                              du Maroc
                                                              S.A.,
                                                              Casablanca
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Namibia                                                      Standard
                                                              Bank Namibia
                                                              Limited,
                                                              Windhoek
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Netherlands                                                  J.P. Morgan
                                                              AG, Frankfurt
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
                                                              J.P. Morgan
                                                              AG, Frankfurt
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 New Zealand                                                  National
                                                              Bank of New
                                                              Zealand,
                                                              Wellington
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Nigeria                                                      The Standard
                                                              Bank of
                                                              South Africa
                                                              Limited,
                                                              Johannesburg
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Norway                                                       Den norske
                                                              Bank ASA,
                                                              Oslo
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Oman                                                         Oman Arab
                                                              Bank, Muscat
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Pakistan                                                     Citibank,
                                                              N.A., Karachi
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
                                                              Deutsche
                                                              Bank AG,
                                                              Karachi
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
                                                              Standard
                                                              Chartered
                                                              Bank, Karachi
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Peru                                                         Banco de
                                                              Credito del
                                                              Peru, Lima
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Philippines                                                  The Hongkong
                                                              and Shanghai
                                                              Banking
                                                              Corporation
                                                              Limited,
                                                              Manila
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Poland                                                       Bank Rozwoju
                                                              Eksportu
                                                              S.A., Warsaw
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Portugal                                                     J.P. Morgan
                                                              AG, Frankfurt
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Romania                                                      ING Bank
                                                              N.V.,
                                                              Bucharest
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Russia                                                       JPMorgan
                                                              Chase Bank,
                                                              New York
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
                                                              JPMorgan
                                                              Chase Bank,
                                                              New York
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Singapore                                                    Oversea-
                                                              Chinese
                                                              Banking
                                                              Corporation,
                                                              Singapore
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Slovak Republic                                              Vseobecno
                                                              Uverova
                                                              Banka SA,
                                                              Bratislava
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Slovenia                                                     Bank Austria
                                                              Creditanstalt
                                                              d.d.
                                                              Ljubljana,
                                                              Ljubljana
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 South Africa                                                 The Standard
                                                              Bank of
                                                              South Africa
                                                              Limited,
                                                              Johannesburg
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 South Korea                                                  The Hongkong
                                                              and Shanghai
                                                              Banking
                                                              Corporation
                                                              Limited,
                                                              Seoul
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
                                                              Standard
                                                              Chartered
                                                              Bank, Seoul
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Spain                                                        J.P. Morgan
                                                              AG, Frankfurt
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Sri Lanka                                                    The Hongkong
                                                              and Shanghai
                                                              Banking
                                                              Corporation
                                                              Limited,
                                                              Colombo
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Sweden                                                       Svenska
                                                              Handelsbanken,
                                                              Stockholm
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Switzerland                                                  UBS AG,
                                                              Zurich
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Taiwan                                                       JPMorgan
                                                              Chase Bank,
                                                              Taipei
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
                                                              The Hongkong
                                                              and Shanghai
                                                              Banking
                                                              Corporation
                                                              Limited,
                                                              Taipei
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Thailand                                                     Standard
                                                              Chartered
                                                              Bank, Bangkok
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Tunisia                                                      Banque
                                                              Internationale
                                                              Arabe de
                                                              Tunisie,
                                                              S.A., Tunis
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Turkey                                                       JPMorgan
                                                              Chase Bank,
                                                              Istanbul
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Ukraine                                                      ING Bank
                                                              Ukraine, Kiev
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 United Arab Emirates                                         The National
                                                              Bank of Abu
                                                              Dhabi, Abu
                                                              Dhabi
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 United Kingdom                                               National
                                                              Westminster
                                                              Bank, London
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 United States                                                JPMorgan
                                                              Chase Bank,
                                                              New York
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Uruguay                                                      BankBoston,
                                                              N.A.,
                                                              Montevideo
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Venezuela                                                    Citibank,
                                                              N.A., Caracas
------------------------- ---------------------------------- ----------------
------------------------- ---------------------------------- ----------------
 Vietnam                                                      The Hongkong
                                                              and Shanghai
                                                              Banking
                                                              Corporation
                                                              Limited, Ho
                                                              Chi Minh City
------------------------- ---------------------------------- ----------------